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EXHIBIT 99.1



                         [GAFinancial, Inc. Letterhead]


Contact:
--------

John M. Kish, Chairman and Chief Executive Officer
James V. Dionise, Executive Vice President and Chief Financial Officer
Tel:   412-882-9946
Fax:   412-882-8580
www.greatamericanfederal.com
----------------------------

FOR IMMEDIATE RELEASE
---------------------

GA FINANCIAL, INC. ANNOUNCES THIRD QUARTER 2003 EARNINGS
--------------------------------------------------------

PITTSBURGH, PA, October 31, 2003 - GA Financial, Inc. (AMEX: GAF) (the "Company"), the parent company of Great American Federal, today announced third quarter net income of $1.7 million or $0.36 per share (diluted) for the three-month period ended September 30, 2003, compared to net income of $1.8 million or $0.36 per share (diluted) for the three-month period ended September 30, 2002. During the third quarter of 2003, the Company realized before tax gains of $585,000 from the sale of securities and, incurred a before tax charge of approximately $123,000 in connection with the contested election of Directors at its 2003 Annual Meeting of Shareholders and the related litigation. Comparatively, the third quarter of 2002 included a before tax charge of $173,000 of compensation costs due to changes in its management structure.

Net income for the nine-month period ended September 30, 2003 was $5.2 million or $1.05 per share (diluted) compared to net income of $4.8 million or $0.94 per share (diluted) for the nine-month period ended September 30, 2002. During the current nine-month period, the Company realized before tax gains of $1.7 million from the sale of securities, and incurred a before tax charge of approximately $308,000 in connection with the contested election of Directors at its 2003 Annual Meeting of Shareholders and the related subsequent litigation.
Comparatively, the prior nine-month period included a before tax gain of $905,000 from the sale of a branch office, a before tax charge of $141,000 to record an other-than-temporary decline in the valuation of certain investment securities, a before tax charge of $208,000 to close a branch office, a before tax charge of $141,000 related to branch system staffing reductions and a before tax charge of $173,000 of compensation costs due to changes in the Company's management structure.

In reviewing the Company's financial performance, Chairman and Chief Executive Officer John M. Kish stated, "Despite the challenges presented by the current economic conditions and rate environment, we were able to report earnings per share equal to the third quarter of last year. We are pleased with our ongoing efforts to grow customer relationships through our loan and deposit product offerings. We have experienced solid consumer and commercial loan growth as well as reduced levels of residential mortgage runoff during the third quarter, resulting in increased total loan balances outstanding. In addition, we have experienced modest success with the recent roll-out of our new free checking account product and growth in our money market deposit account balances as we continue to make progress in our transition from higher cost time deposits to lower cost transaction deposits."


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The Company, with total assets of $883.0 million, is the parent company of Great
American Federal, the Whitehall, PA based community bank, which has served Pittsburgh area customers for over 85 years. Great American Federal operates 12 branch offices throughout Allegheny County offering a broad array of commercial banking, retail banking, and wealth management products and services. More information about the Company and Great American Federal can be found at www.greatamericanfederal.com.
----------------------------

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time subject to applicable laws and regulations. The Company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions, which may be made to any forward-looking statements or to reflect the occurrence of anticipated or unanticipated events.



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

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)                                          NEWS RELEASE

GA FINANCIAL, INC.


                                                                                           SEPTEMBER 30,    DECEMBER 31,
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                                               2003             2002
---------------------------------------------------------------------------------------------------------------------------
ASSETS
     Cash (including interest-bearing deposits of $16,779 and $16,415).................     $  20,660        $  21,343
     Held for trading securities, at fair value........................................             -              129
     Available for sale securities, at fair value......................................       311,877          311,725
     Held to maturity securities, at cost..............................................         2,981            2,951
---------------------------------------------------------------------------------------------------------------------------
        Total securities...............................................................       314,858          314,805
     Education loans held for sale.....................................................           806           14,795
     Loans (net of deferred fees of  $12 and $107).....................................       502,862          469,273
---------------------------------------------------------------------------------------------------------------------------
        Total loans....................................................................       503,668          484,068
     Allowance for loan losses.........................................................        (4,362)          (3,896)
---------------------------------------------------------------------------------------------------------------------------
        Net loans......................................................................       499,306          480,172
     Accrued interest receivable on securities.........................................         1,976            2,323
     Accrued interest receivable on loans..............................................         2,386            3,125
     Federal Home Loan Bank stock......................................................        13,973           12,019
     Premises and equipment, net.......................................................         5,975            6,289
     Foreclosed assets.................................................................            37               34
     Securities sold, not settled......................................................           272              992
     Prepaid expenses and other assets.................................................        23,519           16,933
---------------------------------------------------------------------------------------------------------------------------
        Total assets...................................................................     $ 882,962        $ 858,035
===========================================================================================================================

LIABILITIES

     Noninterest-bearing deposits......................................................     $  33,507        $  30,701
     Interest-bearing deposits.........................................................       511,902          493,366
---------------------------------------------------------------------------------------------------------------------------
        Total deposits.................................................................       545,409          524,067
     Borrowed funds....................................................................       230,725          221,575
     Advances from customers for taxes, insurance, and other...........................         2,169            2,372
     Accrued interest payable..........................................................         5,022            1,620
     Other liabilities.................................................................         5,053            7,860
---------------------------------------------------------------------------------------------------------------------------
        Total liabilities..............................................................       788,378          757,494
---------------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY

     Preferred stock ($0.01 par value); 1,000,000 shares authorized; 0 shares issued...            -               -
     Common stock ($0.01 par value); 23,000,000 shares authorized; 8,900,000 shares
        issued.........................................................................            89               89
     Additional paid-in capital........................................................        86,878           87,209
     Retained earnings, substantially restricted.......................................        72,699           70,370
     Accumulated other comprehensive income, net of taxes..............................         3,961            6,973
     Unearned employee stock ownership plan (ESOP) shares..............................        (2,551)          (2,551)
     Unearned stock-based compensation plan (SCP) shares...............................          (305)            (296)
     Treasury stock, at cost (3,932,773 shares and 3,753,433 shares)...................       (66,187)         (61,253)
---------------------------------------------------------------------------------------------------------------------------
        Total shareholders' equity.....................................................        94,584          100,541
---------------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity.....................................     $ 882,962        $ 858,035
===========================================================================================================================


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

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)                    NEWS RELEASE

GA FINANCIAL, INC.


                                                                           THREE MONTHS ENDED       NINE MONTHS ENDED
                                                                             SEPTEMBER 30,            SEPTEMBER 30,
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                            2003        2002        2003        2002
------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
    Loans............................................................. $    7,677  $    8,636   $   23,243  $   25,477
    Securities:
      Taxable interest................................................      2,997       3,116        9,345       9,499
      Nontaxable interest.............................................        548         659        1,752       2,020
      Dividends.......................................................        209         212          659       1,041
    Interest-bearing deposits.........................................         22         116          156         354
------------------------------------------------------------------------------------------------------------------------
      Total interest income...........................................     11,453      12,739       35,155      38,391
------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
    Interest-bearing deposits.........................................      2,945       4,252       10,063      13,192
    Borrowed funds....................................................      2,582       2,705        7,788       8,460
    Other.............................................................         12           8           32          24
------------------------------------------------------------------------------------------------------------------------
      Total interest expense..........................................      5,539       6,965       17,883      21,676
------------------------------------------------------------------------------------------------------------------------
      Net interest income.............................................      5,914       5,774       17,272      16,715
    Provision for loan losses.........................................        442         135          865         690
------------------------------------------------------------------------------------------------------------------------
      Net interest income after provision for loan losses.............      5,472       5,639       16,407      16,025
------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
    Service fees......................................................        667         704        1,739       1,969
    Net gain on sales of available for sale securities................        585         202        1,707         193
    Writedown of securities...........................................          -           -            -        (141)
    Net loss on held for trading securities...........................         (7)        (28)           -         (40)
    Gain on sales of education loans held for sale....................          -          47          123          85
    Gain on sale of branch............................................          -           -            -         905
    Earnings on bank owned life insurance.............................        171         147          456         429
    Other.............................................................         13           7          104          27
------------------------------------------------------------------------------------------------------------------------
      Total noninterest income........................................      1,429       1,079        4,129       3,427
------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE
    Compensation and employee benefits................................      2,365       2,286        7,039       6,869
    Occupancy.........................................................        364         366        1,203       1,302
    Furniture and equipment...........................................        443         372        1,317       1,100
    Marketing.........................................................        158         179          539         398
    Deposit insurance premiums........................................         16          23           59          70
    Loss on closure of branch.........................................          -           -            -         208
    Other.............................................................      1,171       1,051        3,417       3,263
------------------------------------------------------------------------------------------------------------------------
      Total noninterest expense.......................................      4,517       4,277       13,574      13,210
------------------------------------------------------------------------------------------------------------------------
      Income before provision for income taxes........................      2,384       2,441        6,962       6,242
    Provision for income taxes........................................        639         617        1,774       1,412
------------------------------------------------------------------------------------------------------------------------
      Net income...................................................... $    1,745  $    1,824   $    5,188  $    4,830
========================================================================================================================

OTHER COMPREHENSIVE INCOME
    Unrealized holding (losses) gains on available for sale securities,
      net of taxes.................................................... $   (2,166) $    2,315   $   (1,475) $    4,891
    Reclassification adjustment for net gains included in net income..       (632)       (143)      (1,537)        (37)
------------------------------------------------------------------------------------------------------------------------
      Other comprehensive (loss) gain.................................     (2,798)      2,172       (3,012)      4,854
------------------------------------------------------------------------------------------------------------------------
      Comprehensive (loss) income..................................... $   (1,053) $    3,996   $    2,176  $    9,684
========================================================================================================================

EARNINGS PER SHARE
Basic................................................................. $     0.37  $     0.37   $     1.09  $     0.96
Diluted...............................................................       0.36        0.36         1.05        0.94

AVERAGE SHARES OUTSTANDING
Basic.................................................................  4,716,850   4,974,992    4,754,610   5,018,741
Diluted...............................................................  4,888,942   5,106,847    4,918,066   5,134,512
========================================================================================================================

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

SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)                 NEWS RELEASE

GA FINANCIAL, INC.


                                                               SEPTEMBER 30,    DECEMBER 31,
 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                  2003            2002
---------------------------------------------------------------------------------------------
SELECTED FINANCIAL CONDITION DATA (AT END OF PERIOD)

    Assets.................................................    $  882,962     $  858,035
    Securities.............................................       314,858        314,805
      Held for trading securities, at fair value...........          -               129
      Available for sale securities, at fair value.........       311,877        311,725
      Held to maturity securities, at cost.................         2,981          2,951
    Loans..................................................       503,668        484,068
      Residential..........................................       207,155        218,905
      Multi-family.........................................        16,868         10,629
      Commercial real estate...............................       112,783        100,376
      Commercial and residential construction and
        development........................................        50,230         29,506
      Consumer.............................................        86,230         79,104
      Commercial business..................................        29,608         30,860
      Education loans held for sale........................           806         14,795
      Net deferred fees....................................           (12)          (107)
    Allowance for loan losses..............................        (4,362)        (3,896)
    Net loans..............................................       499,306        480,172
    Deposits...............................................       545,409        524,067
      Noninterest-bearing checking accounts................        33,507         30,701
      Interest-bearing checking accounts...................        36,638         39,691
      Money market deposit accounts........................       123,228         69,546
      Savings accounts.....................................       133,437        149,229
      Certificates of deposit..............................       218,599        234,900
    Borrowed funds.........................................       230,725        221,575
    Shareholders' equity...................................    $   94,584     $  100,541
=============================================================================================

SELECTED FINANCIAL HIGHLIGHTS (AT END OF PERIOD)

    Loans-to-deposits......................................         92.35 %        92.37 %
    Nonperforming loans....................................    $    2,625     $    1,470
    Nonperforming assets...................................    $    2,662     $    1,504
    Nonperforming loans to loans...........................          0.52 %         0.30 %
    Nonperforming assets to assets.........................          0.30 %         0.18 %
    Allowance for loan losses to loans.....................          0.87 %         0.80 %
    Allowance for loan losses to nonperforming assets......        163.86 %       259.02 %
    Shareholders' equity to assets.........................         10.71 %        11.72 %
    Stock price per share..................................    $    27.13     $    23.70
    Book value per share...................................    $    19.04     $    19.54
    Stock price to book value..............................        142.49 %       121.29 %
    Shares outstanding.....................................     4,967,227      5,146,567
=============================================================================================


                                                                    THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                      SEPTEMBER 30,                  SEPTEMBER 30,
 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                  2003           2002            2003          2002
-------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL HIGHLIGHTS (FOR THE PERIOD ENDED)
    Earnings per share - basic................................  $     0.37    $     0.37      $     1.09    $     0.96
    Earnings per share - diluted..............................  $     0.36    $     0.36      $     1.05    $     0.94
    Average shares outstanding - basic........................   4,716,850     4,974,992       4,754,610     5,018,741
    Average shares outstanding - diluted......................   4,888,942     5,106,847       4,918,066     5,134,512
    Cash dividends per share..................................  $     0.20        $ 0.18          $ 0.60        $ 0.54
    Return on average assets..................................        0.78 %        0.85 %          0.79 %        0.75 %
    Return on average equity..................................        7.50 %        7.13 %          7.15 %        6.48 %
    Interest rate spread......................................        2.59 %        2.46 %          2.51 %        2.36 %
    Net interest margin.......................................        2.94 %        2.98 %          2.91 %        2.87 %
=========================================================================================================================